Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment Abstract
Property and Equipment

Note 8 – Property and Equipment

Property and equipment included the following:

	December 31,
	2011	2010
Oil and gas properties under the full cost method:
Subject to amortization	$496,667	$389,575
Not subject to amortization:
Acquired in 2011	138,912	-
Acquired in 2010	47,208	67,612
Acquired in 2009	15,713	31,134
Acquired prior to 2009	56,501	62,684
	755,001	551,005

Computers, furniture and fixtures	6,421	4,222
Total property and equipment	761,422	555,227

Accumulated depreciation, depletion and amortization	(212,226)	(190,550)

Net property and equipment	$549,196	$364,677

The costs not subject to amortization include

  values assigned to unproved reserves acquired,
  exploration costs such as drilling costs for projects awaiting approved development plans or the determination of whether or not proved reserves can be assigned, and other seismic and geological and geophysical costs.

These costs are transferred to the amortization base when it is determined whether or not proved reserves can be assigned to such properties. This analysis is dependent upon well performance, results of infield drilling, approval of development plans, drilling results and development of identified projects and periodic assessment of reserves. We expect acquisition costs excluded from amortization to be transferred to the amortization base over the next five years due to a combination of well performance and results of infield drilling relating to currently producing assets and the drilling and development of identified projects acquired, such as the Rochelle field. We expect exploration costs not subject to amortization to be transferred to the amortization base over the next three years as development plans are completed and production commences on existing discoveries including the Rochelle and Bacchus projects.

The following is a summary of our oil and gas properties not subject to amortization as of December 31, 2011:

Costs Incurred in the Year Ended December 31,
	2011	2010	2009	Prior to 2009	Total

Acquisition costs	$47,302	$24,891	$7,696	$9,358	$89,247
Exploration costs	78,817	22,317	8,017	47,143	156,294
Capitalized interest	12,793	-	-	-	12,793

Total oil and gas properties not
subject to amortization	$138,912	$47,208	$15,713	$56,501	$258,334

During 2011, 2010 and 2009, we capitalized $13.3 million, $13.1 million and $7.8 million, respectively, in certain directly related employee costs. During 2011, 2010 and 2009, we capitalized $14.7 million, $3.9 million and $3.1 million, respectively, in interest.

During 2011, 2010 and 2009, we recorded $65.7 million, $7.7 million and $43.9 million, respectively, of impairment through the application of the full cost ceiling test. The 2011 impairment was primarily related to declines in U.S. gas prices and the impact of our determination that the likely economic returns in the future would not warrant further investment in our test wells in the Alabama area. Our decision to discontinue activities in that area resulted in the reclassification of related amounts as being evaluated for full cost accounting purposes.

The impairment during 2010 was also related to our U.S. oil and gas properties, pre-tax, and was primarily due to the declaration of two wells as dry holes during the first quarter of 2010 – the Alligator Bayou well which was spud in 2008 and a well under a participation agreement. During 2009, our impairment related to both our U.S. and U.K. properties as a result of steep declines in commodity prices.

Assets Acquisitions

During 2010, we entered into a participation agreement with a private oil and gas operator, and acquired interests in certain acreage in North Louisiana/East Texas and Western Pennsylvania, primarily in the Haynesville and Marcellus areas. Our initial investment was $15 million in cash, and we will pay a share of that operator's drilling and completion expenditures as wells are drilled over the next few years. Under this agreement, we also acquired additional acreage in the Marcellus area for approximately $7.5 million during the second quarter of 2010.

During 2010, we also acquired interests in an exploratory gas shale play in Alabama with an initial net investment of approximately $8.0 million. During the third quarter of 2011, we completed our analysis of our test wells in the Alabama area and determined that the likely economic returns in the future would not warrant further investment and therefore reclassified these amounts as evaluated for full cost accounting purposes.

On February 23, 2011, we closed our acquisition of an additional 20% working interest in the Bacchus field for approximately $9.2 million in cash paid at closing and approximately $6.2 million in cash paid in 2012. In addition, we paid capital costs incurred by the seller of $9.4 million. Following the acquisition, we hold an aggregate 30% working interest in the Bacchus field.

Asset Disposition

On October 19, 2010, we completed the Cygnus Sale for $110 million in cash, and recorded a gain of $87 million. The cash proceeds were not burdened by any current taxes payable and are being primarily used to accelerate our development projects.

Pending Acquisition

On December 23, 2011, we entered into a Sale and Purchase Agreement, through its wholly owned subsidiary Endeavour Energy UK Limited (“EEUK”), with ConocoPhillips (U.K.) Limited, ConocoPhillips Petroleum Limited and ConocoPhillips (U.K.) Lambda Limited, subsidiaries of ConocoPhillips to acquire their interest in three producing U.K. oil fields in the Central North Sea for $330 million (the “COP Acquisition”).

The producing assets to be purchased include the following net working interests:

Field Name	Block	Net Working Interest
Alba	16/26a	23.43%	(1)
MacCulloch	15/24b	40.00%
Nicol	15/25a	18.00%

(1)       We currently have a 2.25% working interest in the Alba field which will increase to 25.68% upon consummation of the COP Acquisition.

The Purchase Agreement provides for the possibility that completion of this acquisition may occur individually for each field and we expect to close the Alba field portion by March 31, 2012. In addition to customary closing conditions, the purchase is subject to approval of governmental regulatory authorities and partner consents. The consideration for the acquisition is $330 million, including approximately $94 million of tax attributes, and may be adjusted for customary purchase price adjustments.